Subsequent Events (Details Narrative) - Non-adjusting event [member] € in Millions	May 15, 2024 EUR (€)
IfrsStatementLineItems [Line Items]
Description of nature of non-adjusting event after reporting period	The majority of the Convertible Promissory Notes outstanding as of December 31, 2023 had a maturity date of January 1, 2024. The Company proposed and all of the Convertible Promissory Note holders agreed to extend the maturity date to March 31, 2024, in exchange for a payment, upon IPO, of 5% of the principal value of their Notes in cash. In April, all of the Convertible Promissory Note holders agreed to extend the maturity date to April 30, 2024 for additional compensation of 2% of the principal value. The Convertible Promissory Notes are currently in default; however in June 2024, the Company is seeking to extend the maturity date of April 30, 2024. The Company is seeking the Convertible Promissory Note holders’ agreement to extend the maturity date to September 1, 2024. In return, the Company will provide the Convertible Promissory Note holders additional compensation in the amount of 5% of the principal amount outstanding, payable in ADSs issued within 7 days of the IPO. In addition, the Company, will increase the discount offered to those who convert the full principal value of their Convertible Promissory Notes into RanMarine ADSs at the IPO to a 30% discount off of the IPO price. If the final IPO structure includes one or more warrants, the Convertible Promissory Note holders will receive the same warrant(s) for any principal amount that is converted into RanMarine ADSs. The Company believes that the Convertible Promissory Note holders will agree to the extension as they have done twice before
Additional bridge loans	€ 0.7
Notes payable	€ 0.4
Average interest rate	18.70%
Convertible notes payable	€ 0.3
Percenatge of discount rate converted into equity	25.00%
Loan maturity, description	maturity dates between August, 2024 and December, 2024